UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 29, 2012
Date of Report (Date of earliest event reported)

DIGITAL CINEMA DESTINATIONS CORP.
(Exact name of registrant as specified in its charter)
____________________________

Delaware	333-178648	27-3164577
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 East Broad Street Westfield, New Jersey		07090
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (908) 396-1362

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment supplements the Current Report on Form 8-K filed by Digital Cinema Destinations Corp. ("we," "our," "us," or the "Company") with the Securities and Exchange Commission on October 3, 2012, in which we disclosed the completion of our acquisition of substantially all of the assets of Lisbon Theaters, Inc., to include in such report the financial statements of Lisbon Theaters, Inc. for the year ended December 31, 2011 and the six month periods ended June 30, 2012 and 2011, required by Item 9.01(a) and the pro forma financial information for the year ended June 30, 2012 required by Item 9.01(b).

Item 9.01.	Financial Statements and Exhibits.

1.	Audited Financial Statements of Lisbon Theaters, Inc. as of and for the year ended December 31, 2011.

2.	Unaudited Interim Financial Statements of the Lisbon Theaters, Inc. as of June 30, 2012 and December 31, 2011; and for the six month periods ended June 30, 2012 and 2011.

3.	Unaudited Pro Forma Combined Financial Statements as of and for the fiscal year ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL CINEMA DESTINATIONS CORP. (Registrant)

Date: December 14, 2012	By:	/s/ A. Dale Mayo
	Name:	A. Dale Mayo
	Title:	Chief Executive Officer and Chairman